EXHIBIT 99.1

SERVICE • INNOVATION • RESPECT 2023 annual meeting

2 2 2 AGENDA 36th Annual Shareholder Meeting INTRODUCTIONS • Jack Hendon, Chairman of the Board CALL TO ORDER & PRESENTATION OF PROPOSALS IN PROXY STATEMENT • Election of Directors • Advisory approval of ChoiceOne’s Executive Compensation • Ratification of the selection of Plante & Moran, PLLC as independent registered public accounting firm for the year ending December 31, 2023 VOTING ANNOUNCEMENT OF VOTING RESULTS FINANCIAL RESULTS & ANNUAL PRESENTATION • Kelly J. Potes, CEO • Michael J. Burke, Jr., President ADJOURNMENT

3 3 3 FORWARD-LOOKING STATEMENTS • This presentation contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and ChoiceOne. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future”, and variations of such words and similar expressions are intended to identify such forward-looking statements. • All statements with references to future time periods are forward-looking. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward-looking statements. Furthermore, ChoiceOne undertakes no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. • Additional risk factors include, but are not limited to, the risk factors described in Item 1A in ChoiceOne’s Annual Report on Form 10 - K for the year ended December 31, 2022.

COMPANY PROFILE

ChoiceOne Bank maintains the community feel of a small-town bank with the technological capabilities and product offerings of a larger bank

COMPANY OVERVIEW

ChoiceOne Financial Services, Inc. ("COFS") was incorporated in 1986 as a Michigan corporation. ChoiceOne Bank was founded in 1898 (then called Sparta State Bank) in Sparta, MI at the corner of Division and Union Street. Over its more than 120-year history, COFS has grown significantly, due in part to its merger with County Bank Corp. ($673 million in assets) and acquisition of Community Shores Bank Corporation ($244 million in assets). Today, COFS is a $2.4 billion bank holding company listed on the NASDAQ stock exchange with a market capitalization of $218 million as of December 31, 2022. COFS prides itself on maintaining the community feel of a small-town bank with the technological capabilities and product offerings of a larger bank.

Personal Banking

Provides full array of banking services including checking, savings, CDs/money markets and HSAs, complete with online and mobile banking solutions

Business Banking

Business banking offers business and agriculture loans, treasury services and public funds

Mortgage Lending

A comprehensive offering of residential mortgage options including fixed and adjustable-rate mortgages

Insurance

Insurance subsidiary offers customers a variety of options including life insurance, disability insurance and accidental death insurance

Trust / Fiduciary

Provides corporate trustee services, as well as estate planning including testamentary trusts and revocable living trusts

Investment Services & Wealth Management

Services offered include estate planning, retirement planning, college planning, charitable giving, risk management, tax management, stocks, bonds and mutual funds and asset preservation strategies

Coast to Coast Coverage

Through 37 locations across western and southeastern Michigan, ChoiceOne Bank leverages advanced technology, innovative services and tailored solutions for its customers

COMPANY SUMMARY FINANCIALS (12/31/2022)

Total Assets	$2,386,000	Consol. CET-1 Ratio	11.1%
Deposits	$2,118,000	NPAs/ Total assets	0.11%
Gross Loans (Incl. HFS)	$1,195,000	Annualized ROAA	1.00%
Market Cap	$218,000	ROAE	13.25%

MAP OF LOCATIONS



MICHIGAN
Milwaukee
Detroit
Chicago
OHIO
Indianapolis
Columbus
Branch Location

Numbers based on ChoiceOne data as of 12/31/2022
Note: All dollars in thousands

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5 5 5 $671 $1,386 $1,781 $2,334 $2,386 2018 2019 2020 (1) 2021 (1) 2022 Transaction Overview Deal Profile (Announcement) Target Operating Metrics (Quarter Before Announcement) Target Target City, State Announcement Date Deal Value ($M) Consideration Total Assets Gross Loans LTM ROAA Muskegon, MI 1/6/2020 $21.9 76.5% Stock / 23.5% Cash $185.1 $147.2 0.49% Lapeer, MI 3/25/2019 $89.0 100.0% Stock / 0.0% Cash $616.6 $363.9 1.13% Kent City, MI 4/25/2006 $29.0 99.9% Stock / 0.1% Cash $216.4 $150.7 0.99% M&A HISTORY COFS has completed three whole bank M&A deals, most recently, the merger of equals with County Bank Corp. in 2019 and an acquisition of Community Shores Bank Corporation in 2020 Note: All dollars in millions, unless otherwise noted; deals sorted by announcement date (1) Excludes $138.0 million and $33.1 million in PPP loans in 2020, 2021 respectively ORGANIC AND ACQUISITIVE ASSET GROWTH Organic Assets Acquired Assets 1)

6 6 6 Our vision is to be the best bank in Michigan. Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

AWARDS & ACCOMPLISHMENTS

With an abundance of accolades & awards, ChoiceOne Bank has been recognized as a top-tier community bank in Michigan and in the banking industry.

Named Best Small Bank by *Newsweek*
3 Years in a row.

2021 – 2022 - 2023

- Mastercard Doing Well By Doing Good
  (*Segment Award – 2022*)
- Financial Literacy Award
  (*Michigan Bankers Association – 2023, 2022 & 2020*)
- ABA Foundation Community Commitment Awards
  (*Economic Inclusion Honorable Mention – 2021*)
- Five Star Bank
  (*Bauer Financial – 2020*)
- Best Small Business Solutions Nomination
  (*Finovate Awards – 2019*)
- Editor's Choice Award for Community Commitment
  (*Cardrates.com – 2019*)
- Silver Addy
  (*AAF – 2019*)
- Newsmaker Finalist of the Year
  (*Grand Rapids Business Journal – 2019 & 2018*)
- True North Community Partner Award
  (*True North Community Services – 2019 & 2018*)
- Startup Innovation Finalist with Plinqit
  (*Bank Director Best of FinXTech – 2019 & 2018*)
- Global Innovation Awards Nominee
  (*BAI – 2018*)
- National Top 20 Most Innovative Community Bank
  (*Independent Banker – 2018*)
- Award Nominee
  (*West MI Hispanic Chamber of Commerce – 2018*)

"ChoiceOne Bank has always taken the lead in presenting our customers with the financial technology they require … Our innovative strategies allow us to offer our customers technology-based services and solutions while still maintaining our personal approach to banking with our Customer Service Center and full-service branch network."

– Kelly J. Potes

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8 8 8 2022 BOARD OF DIRECTORS OF CHOICEONE BANK AND CHOICEONE FINANCIA L SERVICES, INC. BACK ROW (L - R) ROXANNE M. PAGE HAROLD J. BURNS MICHAEL J. BURKE, JR. KELLY J. POTES BRADLEY F. MCGINNIS GREGORY A. MCCONNELL ERIC E. BURROUGH MICHELLE M. WENDLING FRONT ROW (L - R) NELS W. NYBLAD KEITH D. BROPHY CURT E. COULTER, D.O. JACK G. HENDON DAVID J. CHURCHILL GREG L. ARMOCK BRUCE JOHN ESSEX, JR.

9 9 9 SENIOR MANAGEMENT BACK ROW (L - R) MICHAEL J. BURKE, JR. PRESIDENT KELLY J. POTES CEO ADOM J. GREENLAND EVP, CHIEF FINANCIAL OFFICER BRADLEY A. HENION EVP, CHIEF LENDING OFFICER FRONT ROW (L - R) SHELLY M. CHILDERS SVP, CHIEF INFORMATION OFFICER LEE A. BRAFORD SVP, CHIEF CREDIT OFFICER ROBERT M. JAMULA SVP, WEALTH MANAGEMENT HEATHER D. BROLICK SVP, HUMAN RESOURCE OFFICER PETER BATISTONI SVP, SENIOR LENDER EAST M ICHIGAN AND MORTGAGE SALES EXECUTIVE

FINANCIAL SUMMARY

12 12 12 5 YEARS ADJUSTED NET INCOME *Tax-effected merger expenses refers to expenses related to the merger with County Bank Corp. effective on October 1, 2019, and the acquisition of Community Shores Bank Corporation effective on July 1, 2020. Adjusted amounts are not GAAP. Refer to Non-GAAP Reconciliation slide for further details. $7,300 $7,100 $15,600 $22,000 $23,600 $1,800 $2,700 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 2018 2019 2020 2021 2022 $18,300 Net Income at year end (in thousands) Tax-effected Merger Expenses (in thousands)* $8,900

13 13 13 $577,015 $1,154,602 $1,674,578 $2,052,294 $2,118,003 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 2018 2019 2020 2021 2022 $430,548 $856,191 $1,117,798 $1,068,831 $1,194,616 $ - $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 2018 2019 2020 2021 2022 $670,544 $1,386,128 $1,919,342 $2,366,682 $2,385,915 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 2018 2019 2020 2021 2022 HISTORIC BALANCE SHEET GROWTH – COFS Outline of COFS’ notable balance sheet growth following two M&A transactions in 2019 and 2020, both including & excluding the impact of PPP loans Note: All dollars in thousands (1) Includes $138.0 million, $33.1 million and $0 million in PPP loans in 2020, 2021 and 2022, respectively. All PPP loans are assumed to be deposits for "Total Deposits" graphic. (2) Core loans - exclude Paycheck Protection Program (“PPP”) loans, held for sale loans, and loans to other financial institutions. Loans held for sale were $9.4 million and $4.8 million in 2021 and 2022, respectively. Total Equity Total Deposits Gross Loans (Including Held For Sale) (1) Total Assets PPP Core 21% Core loan (2) growth In 2022 $80,477 $192,139 $227,268 $221,669 $168,874 $ - $50,000 $100,000 $150,000 $200,000 $250,000 2018 2019 2020 2021 2022

14 14 14 70.08% 70.63% 62.99% 63.85% 61.92% 55.00% 57.00% 59.00% 61.00% 63.00% 65.00% 67.00% 69.00% 71.00% 73.00% 2018 2019 2020 2021 2022 FINANCIAL PERFORMANCE TRENDS – COFS Profitability metrics have improved following the integration of M&A deals in 2019 and 2020; the efficiency ratio was 61.92% for 2022, partly offsetting the effects of NIM compression over the same period Numbers based on ChoiceOne data as of 12/31/2022 except where specifically identified. (1) Net interest margin (tax - equivalent basis) See Non - GAAP reconciliation Efficiency Ratio NIM (1) ROAE ROAA Decrease due to acquisitions in ‘19 and ‘20 1.15% 0.85% 0.94% 1.02% 1.00% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2018 2019 2020 2021 2022 9.55% 6.48% 7.28% 9.79% 13.25% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 2018 2019 2020 2021 2022 3.86% 3.71% 3.51% 3.14% 3.09% 2.50% 2.80% 3.10% 3.40% 3.70% 4.00% 2018 2019 2020 2021 2022

ATTRACTIVE LOAN AND DEPOSIT MIX – CHOICEONE BANK

ChoiceOne Bank's loan to deposit ratio was 56% as of December 31, 2022

December 31, 2022 Loan Mix and Detail


Consumer 4%
Constr. & Development 5%
Farm & Agriculture 5%
1-4 Family 24%
Comm. & Industrial 18%
Multifamily 4%
Non Own. Occ. Comm. RE 18%
Owner Occ. Comm. RE 22%

Commentary

Loan Commentary:

- History of successful small business and agriculture lending
- Strong commercial and industrial portfolio - 55% of CRE loans are owner occupied
- Ample on balance sheet liquidity to fund future loan growth, including $178.7 million of cash flow from securities over the next two years
- $312 million of variable loans or 26% of portfolio
- Active residential real estate lending with sold (primarily service retained) and portfolio mortgages

Deposit Commentary:

- Continued success in growing diversified deposit mix in growing markets, significant non-interest bearing deposits of $599.6 million or 28.3% of deposits
- $823 million, or 39% of total deposits, exceed the FDIC limit of $250,000
- Diversified offerings such as CDARS and ICS products that increase depositors' FDIC coverage
- Ample borrowing capacity from the Federal Home Loan Bank, Federal Reserve, and other sources is available to cover uninsured deposits

December 31, 2022 Deposit Mix and Detail


Retail CDs (≤ $250k) 4%
Jumbo CDs (> $250k) 7%
Transaction-Non interest bearing 29%
MMDA & Sav. 30%
Transaction-Interest bearing 30%

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16 16 16 LOAN LOSS RESERVE AND CREDIT MARK BUILD – COFS On December 31, 2022, COFS had an ALLL balance of $7.6 million and a $1.6 million accounting credit mark (1) against loans acquired from its two most recent M&A deals. COFS has $9.2 million to cover future loan losses, or 0.78% of gross loans (excl. loans HFS). In addition to the credit mark, Cho ice One has $4.0 million in yield mark related to the acquisitions which will be accreted over the life of the underlying loans. On January 1, 2023, COFS adopted ASU 2016 - 13 current expected credit loss (CECL). Due to the current economic environment, the nature of the new calculation, and purchase accounting with our most recent mergers, we increased our ALLL by $7.2 million, resulting in an ALLL to total loan coverage ratio of 1.24% on January 1, 2023. Approximately 20% of this increase is related to the migration of purchased loans into the portfolio assessed by the CECL calculation. Note: All dollars in Graph are in thousands (1) Remaining Credit Mark related to the mark against loans acquired in the County Bank Corp. and Community Shores Bank Corporation transactions TOTAL FUNDS AVAILABLE TO COVER FUTURE LOSSES – SINCE 2018 Total Funds Avail. / Gross Loans (Excl. HFS) Loan Loss Reserve Remaining Credit Mark 1.09% 1.05% 1.55% 1.37% 0.78% 1.24% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $ - $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2018 2019 2020 2021 2022 Jan 1 2023 CECL

17 17 17 ASSET QUALITY Historically strong credit metrics Numbers based on ChoiceOne data as of 12/31/2022 except where specifically identified. Net Charge - Offs / Average Loans NPLs/ Loans Texas Ratio NPAs/ Total Assets 0.58% 0.53% 0.44% 0.24% 0.11% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2018 2019 2020 2021 2022 5.44% 5.35% 5.03% 3.47% 2.34% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2018 2019 2020 2021 2022 0.88% 0.75% 0.74% 0.52% 0.22% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2018 2019 2020 2021 2022 (0.02%) 0.12% 0.05% 0.03% 0.03% (0.50%) (0.30%) (0.10%) 0.10% 0.30% 0.50% 2018 2019 2020 2021 2022

18 18 18 CAPITAL LEVELS In September 2021, ChoiceOne completed a private placement of $32.5 million in aggregate principal amount of 3.25% fixed - to - floating rate subordinated notes due 2031. ChoiceOne used a portion of the net proceeds from the private placement to redeem senior debt, fund common stock repurchases and support bank - level capital ratios. Minimum Required for Capital (Dollars in thousands) Actual Adequacy Purposes December 31, 2022 Amount Ratio Amount Ratio ChoiceOne Financial Services Inc. Total capital (to risk weighted assets) $ 222,006 13.8% $ 128,545 8.0 % Common equity Tier 1 capital (to risk weighted assets) 177,916 11.1 72,307 4.5 Tier 1 capital (to risk weighted assets) 182,416 11.4 96,409 6.0 Tier 1 capital (to average assets) 182,416 7.9 92,558 4.0 ChoiceOne Bank Total capital (to risk weighted assets) $ 208,696 13.0% $ 128,294 8.0 % Common equity Tier 1 capital (to risk weighted assets) 201,077 12.5 72,165 4.5 Tier 1 capital (to risk weighted assets) 201,077 12.5 96,220 6.0 Tier 1 capital (to average assets) 201,077 8.7 92,449 4.0

19 19 19 CASH DIVIDENDS PER SHARE *Amounts have been adjusted for a 5% Stock Dividend on May 31, 2018. Ordinary dividends Special dividend paid in connection with the merger with County Bank Corp. $0.25 $0.35 $0.45 $0.55 $0.65 $0.75 $0.85 $0.95 $1.05 2018* 2019 2020 2021 2022 3.48% dividend yield as of 12/31/22

C OF S T R ADES ON TH E NAS D A Q ® Since February of 2020, ChoiceOne trades on the NASDAQ Stock Exchange under its symbol, “COFS.”

SERVICE • INNOVATION • RESPECT thank you

22 22 22 APPENDIX NON - GAAP RECONCILIATION Year Ended December 31, (In Thousands, Except Per Share Data) 2020 2019 Income before income tax $ 18,885 $ 8,465 Adjustment for pre - tax merger expenses 3,219 2,001 Adjusted income before income tax 22,104 10,466 Income tax expense 3,272 1,294 Tax impact of adjustment for pre - tax merger expenses 505 232 Adjusted income tax expense 3,777 1,526 Net income 15,613 7,171 Adjustment for pre - tax merger expenses, net of tax impact 2,714 1,769 Adjusted net income $ 18,327 $ 8,940

23 23 23 APPENDIX NON - GAAP RECONCILIATION (1) Adjusted to a fully tax - equivalent basis to facilitate comparison to the taxable interest - earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax equivalent basis is not in accordance with GAAP, but is customary in the banking industry. These non - GAAP measures ensure comparability with respect to both taxable and tax - exempt loans and securities. Year ended December 31, 2022 2021 2020 2019 2018 Interest Rate Interest Rate Interest Rate Interest Rate Interest Rate Net interest income (tax - equivalent basis) (Non - GAAP) (1) 68,979 62,137 51,808 28,181 22,462 Net interest margin (tax - equivalent basis) (Non - GAAP) (1) 3.09% 3.14% 3.51% 3.71% 3.86 % Reconciliation to Reported Net Interest Income Net interest income (tax - equivalent basis) (Non - GAAP) (1) 68,979 62,137 51,808 28,181 22,462 Adjustment for taxable equivalent interest (1,665) (1,513) (737) (408) (398) Net interest income (GAAP) 67,314 60,624 51,071 27,773 22,064 Net interest margin (GAAP) 3.01% 3.08% 3.38% 3.47% 3.68%